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                                 EXHIBIT 10.120


TO: RUSS BERRIE

FROM: CURTS COOKE

DATE: JANUARY 13, 1999

SUBJECT: BRIGHT OF AMERICA

CONFIRMING OUR DISCUSSIONS OF JANUARY 12, 1999 I WILL CONTINUE TO MANAGE THE BRIGHT OF AMERICA BUSINESS FOR RUSS BERRIE AND COMPANY AS A CONSULTANT UNTIL SUCH TIME AS EITHER YOU OR I WISH TO TERMINATE THIS ARRANGEMENT.

THIS ARRANGEMENT IS EFFECTIVE FEBRUARY 1, 1999.

I WILL RECEIVE A CONSULTING FEE OF $5,000 PER MONTH PAYABLE ON THE 25TH OF EACH MONTH.

I WILL CONTINUE ON THE RUSS BERRIE AND COMPANY HEALTH BENEFIT PROGRAMS.

I WILL BE REIMBURSED FOR ORDINARY AND NECESSARY BUSINESS EXPENSES.

I WILL PROVIDE A REPORT ON THE BUSINESS OR MEET WITH YOU AT LEAST ONCE A MONTH TO KEEP YOU CURRENT ON BRIGHT'S BUSINESS AND WILL MAKE MYSELF AVAILABLE TO MEET WITH YOU AT ANY OTHER TIMES YOU REQUEST.


I WILL DO MY BEST TO ACHIEVE FOR RUSS BERRIE AND COMPANY THE HIGHEST POSSIBLE PRICE FOR THE SALE OF BRIGHT.

/s/ A. CURTS COOKE
A. CURTS COOKE

                                        APPROVED BY

                                        /s/ RUSSELL BERRIE

                                        RUSSELL BERRIE